UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 2018

NTN BUZZTIME, INC.

(Exact name of registrant as specified in charter)

Delaware	001-11460	31-1103425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2231 Rutherford Rd, Suite 200
Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

(760) 438-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On March 12, 2018, we entered into an amendment to the amended and restated loan and security agreement we entered into with East West Bank (EWB) on November 29, 2017.

The following is a summary of the material terms of the amendment:

●	EWB waived our minimum fixed charge coverage ratio covenant default for the fiscal quarter ended December 31, 2017.

●	The minimum fixed charge coverage ratio covenant was suspended for 2018, and as a result, we are not required to satisfy this covenant until the quarter ended March 31, 2019.

●	A covenant was added under which we are required to achieve the minimum Adjusted EBITDA (as defined below) set forth below for the period indicated:

Six Month Period Ending	Minimum Adjusted EBITDA
March 31, 2018	$600,000
June 30, 2018	$1,200,000
September 30, 2018	$1,600,000
December 31, 2018	$1,500,000

“Adjusted EBITDA” is (a) EBITDA, plus (b) other noncash expenses and charges, plus (c) to the extent approved by EWB, other onetime charges, plus (d) to the extent approved by EWB, any losses arising from the sale, exchange, transfer or other disposition of assets not in the ordinary course of business plus (e) with respect to the fiscal quarter ended December 31, 2017, the non-cash inventory write-off expenses. “EBITDA” is (a) net income, plus (b) interest expense, plus (c) to the extent deducted in the calculation of net income, depreciation expense and amortization expense, plus (d) income tax expense.

The foregoing summary description of the amendment to the amended and restated loan agreement does not purport to be complete and is qualified in its entirety by reference to a copy thereof, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Amended and Restated Loan and Security Agreement by and between East West Bank and NTN Buzztime, Inc. dated March 12, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTN BUZZTIME, INC.

	BY:	/s/ Allen Wolff
Allen Wolff
Chief Financial Officer

Date: March 12, 2018